Fees Summary	Nov. 21, 2025 USD ($)
Fees Summary [Line Items]
Previously Paid Amount	$ 0.00
Total Fee Amount	1,035.75
Total Transaction Valuation	7,500,000.00
Total Offset Amount	0.00
Net Fee	$ 1,035.75